Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of GSP-2, Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Yushan Wei, chief executive officer of the Company, and Yuejun Li, chief financial officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.    Such Annual Report on Form 10-K/A for the year ending December 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such Annual Report on Form 10-K/A for the year ended December 31, 2011, fairly represents in all material respects, the financial condition and results of operations of GSP - 2, INC.

Date: May 24, 2012	By:	/s/ Yushan Wei
Yushan Wei Chief Executive Officer

Date: May 24, 2012	By:	/s/ Yuejun Li
Yuejun Li Chief Financial Officer